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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004

                         WARP TECHNOLOGY HOLDINGS, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                   000-33197                     88-0467845
 ----------------------     ----------------------        ----------------------
(State of Incorporation)    (Commission File No.)                (I.R.S.
                                                                 Employer
                                                              Identification
                                                                  Number)


               151 Railroad Avenue, Greenwich, Connecticut 06830
               -------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 422-2950
                                 --------------
              (Registrant's Telephone Number, including area code)




ITEM 5. OTHER EVENTS.

Series B-2 Preferred Stock Financing.

      Warp Technology Holdings, Inc. ("Warp" or the "Company") has entered into a Series B-2 Preferred Stock Purchase Agreement (the "Purchase Agreement"), as of August 4, 2004, between and among the Company and the Persons listed on
Schedule 1.01 thereto (collectively, the "Investors"). The Purchase Agreement related to the sale of 1,600 shares (the "Series B-2 Preferred Shares") of the Company's authorized but unissued shares of Preferred Stock, $0.00001 par value per share, designated Series B-2 Preferred Stock (the "Series B-2 Preferred Stock") at a purchase price of $1,000 per share, and warrants, exercisable over five (5) years, to purchase an aggregate of 1,600 shares of Series B-2 Preferred Stock at an exercise price of $1,000 per share (the "Warrants" and together with the shares of Series B-2 Preferred Stock, collectively, the "Securities") to the Investors. The aggregate purchase price for the Securities is $1,600,000, of which
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$500,000 was received by Warp in an initial closing (which occurred on August 4,
2004) in which 500 shares of Series B-2 Preferred Stock were issued together with Warrants to acquire an additional 500 shares of Series B-2 Preferred Stock. Under the terms of the Purchase Agreement, the remaining $1,100,000 purchase price is to be paid at a final closing to occur on or before September 1, 2004 in which 1,100 shares of Series B-2 Preferred Stock will be issued together with Warrants to acquire an additional 1,100 shares of Series B-2 Preferred Stock.
The purchase and sale of the Securities is referred to herein as the "Financing."

Proceeds of the Financing.

      The proceeds of the Financing will be used by the Company for its general corporate purposes, including sales and marketing activities and activities related to the pursuit of acquisitions.

Series B-2 Preferred Stock Terms.

      The terms of the Series B-2 Preferred Stock are set forth in a Certificate of Designations, Preferences, and Rights of Series B-2 Preferred Stock (the "Certificate of Designations"), which was unanimously approved by the Board of Directors of Warp (the "Board"), and filed with the Secretary of State of the State of Nevada on August 4, 2004. The key terms of the Series B-2 Preferred Stock are summarized as follows:

      1. Dividends. The holders of the outstanding shares of Series B-2 Preferred Stock shall be entitled to receive cumulative dividends at the annual rate of ten percent (10%), compounded annually, of the "Series B-2 Face Amount"
- which is initially equal to the per share purchase price of $1,000. Dividends on each share of Series B-2 Preferred Stock shall be paid at the time of conversion of such share into shares of Warp's Common Stock, $0.00001 par value (the "Common Stock"). Dividends on the outstanding shares of the Series B-2 Preferred Stock shall be paid either in cash, or in additional shares of Common Stock, at the election of the Company. Dividends on the Series B-2 Preferred Stock are pari passu with any declaration or payment of dividends on outstanding shares of Warp's Series B 10% Cumulative Convertible Preferred Stock (the "Series B Stock") or any other series of preferred stock of the Company, and prior and in preference to any declaration or payment of any dividend to the Common Stock of the Company. In the event that any dividend or distribution is declared on the Common Stock, the Series B-2 Preferred Stock shall participate as if the outstanding shares Series B-2 Preferred Stock had been converted into shares of Common Stock.

      2. Liquidation Preference. In the event of any liquidation event, including any acquisition of Warp, the Series B-2 Preferred Stock holders would receive the Series B-2 Face Amount, plus all accrued but unpaid dividends on each such share of Series B-2 Preferred Stock. This amount would be paid to the holders of the Series B-2 Preferred Stock prior to the distribution of any liquidation or merger proceeds to the holders of any Series B Stock or any Common Stock. Liquidation proceeds remaining after the payment of the Series B-2 Preferred Stock liquidation preference, and the Series B Stock liquidation preference, would be paid to the holders of Common Stock,
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and, for this purpose, the holders of the Series B-2 Preferred Stock and the holders of the Series B Stock would participate, pari passu, in such distribution as if such preferred stock had been converted into shares of Common Stock.

      3. Conversion Rights. At any time a holder of shares of Series B-2 Preferred Stock may convert such shares into shares of Common Stock. In addition, if, upon the expiration of five (5) years from the date of issuance, there remain any shares of Series B-2 Stock which have not been converted, such shares shall automatically convert into shares of Common Stock. The number of shares of Common Stock receivable upon conversion shall be equal to the Series B-2 Face Amount, plus any accrued but unpaid dividends, divided by the conversion price, which is initially set at $0.05. Accordingly, for example, if an Investor elected to convert one share of Series B-2 Preferred Stock into shares of Common Stock, assuming no dividends had yet accrued, such investor would receive 20,000 shares of Common Stock (e.g., $1,000 divided by $0.05). Under certain anti-dilution protection rights of the Series B-2 Preferred Stock, the conversion price will adjust from time to time if the Company issues any shares of Common Stock, or options, warrants, or other securities convertible or exchangeable into Common Stock, at a purchase price below $0.05 per share.

Effect of Financing on Series B Stock.

      The Series B Stock has conversion rights similar to those of the Series B-2 Preferred Stock. Prior to the Financing, the shares of Series B Stock were convertible into shares of Common Stock at a conversion price of $0.18 per share of Common Stock. The effect of the Financing was that the conversion price of the Series B Stock was reduced to $0.05, which is equivalent to the conversion price of the Series B-2 Preferred Stock. Accordingly, each share of outstanding Series B Stock is now convertible into an amount of shares of Common Stock equal to the original purchase price per share of Series B Stock, which was $1,000 per share, plus any accrued but unpaid dividends (which accrue at 10% per annum), divided by the adjusted conversion price of $0.05.

Voting Rights; Board Representation; Stockholders Agreement.

      The holders of the Series B-2 Preferred Stock have the right to vote on any matter put to a vote of the stockholders of Warp, on an as if converted into Common Stock basis. In addition, the holders of the Series B-2 Preferred Stock have special director election rights which are provided for in the Certificate of Designations and more fully set forth in that certain Stockholders Agreement, dated as of August 4, 2004, between and among Warp, the holders of the Series B-2 Preferred Stock and such other Stockholders as named therein (the "Stockholders Agreement"). The Stockholders Agreement provides for the rights relating to election of directors, the voting of shares to elect directors as so designated, the registration of shares of Warp's Common Stock receivable upon conversion of shares of Series B-2 Preferred Stock, and certain securities law restrictions on transfer.

      The Stockholders Agreement provides that the Board shall consist of no more than five (5) directors unless an increase is required to
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provide for such number of independent directors as required by applicable
Securities and Exchange Commission ("Commission") rules and regulations or the rules and regulations of any stock market or exchange on which the Company's Common Stock is traded.

      The special director election rights afforded to the Series B-2 Preferred Stock permit that group of Investors referred to in the Stockholders Agreement as the "New Investors" to elect two (2) directors to the Board (the "New Investor Designees"), and to remove, fill any vacancy and replace any New Investor Designees on the Board. These special director election rights will continue for so long as the New Investors beneficially own, in the aggregate, at least 375 of the total of the shares (the "New Investor Shares") of Series B-2 Preferred Stock that the New Investors purchase under the Purchase Agreement (which is equivalent to 50% of the New Investors Shares) or the number of shares of Common Stock issued upon conversion of such 375 shares of Series B-2 Preferred Stock. The New Investors holding a majority of the New Investor Shares then held by all the New Investors shall have the right, voting as a separate class and series, to elect the New Investor Designees; provided, however, that one of the New Investor Designees shall be Rodney A. Bienvenu, Jr. ("Bienvenu"), or, in the event that Bienvenu is unable or unwilling to serve or continue to serve as a director, an individual designated by Bienvenu. In addition, for so long as Bienvenu serves as a director he shall also be Chairman of the Board. In connection with the Financing, Bienvenu has been named as Warp's Chief Executive Officer.

      As defined in the Stockholders Agreement, the "New Investors" is currently comprised solely of ISIS Acquisition Partners II LLC ("IAP II"). Therefore, IAP II has the right to designate the New Investor Designees as directors of Warp pursuant to the special director election rights in the Stockholders Agreement. The managing member of IAP II is ISIS Capital Management, LLC ("ISIS"). ISIS is a limited liability company whose managing members are Bienvenu and Ernest C. Mysogland ("Mysogland") who joined the Company as Executive Vice President and Chief Legal Officer. Accordingly, Bienvenu and Mysogland have the authority to cause ISIS to direct IAP II, subject to approval of IAP II's other members, to name the New Investor Designees pursuant to such special director election rights.

      Such special director election rights also provide that the group of Investors referred to in the Stockholders Agreement as the "Participating Investors" (mainly comprised of persons who have previously invested into Warp) to elect two (2) directors to the Board (the "Participating Investor
Designees"), and to remove, fill any vacancy and replace any Participating Investor Designees on the Board. These special director election rights will continue for so long as the Participating Investors beneficially own, in the aggregate, at least 375 of the total of the shares (the "Participating Investor Shares") of Series B-2 Preferred Stock that the Participating Investors purchase under the Purchase Agreement or the number of shares of Common Stock issued upon conversion of such 375 shares of Series B-2 Preferred Stock. The Participating Investors holding a majority of the Participating Investor Shares then held by all the Participating Investors shall have the right, voting as a separate class and series, to elect the Participating Investor Designees; provided, however, that for so long as Gus Bottazzi ("Bottazzi"), serves as an officer of the
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Company, one of the Participating Investor Designees shall be Bottazzi. Bottazzi is the President of Warp.

      Most of the Participating Investors hold shares of Series B Stock. These Investors, and certain other Series B Stock holders, collectively, had the right to appoint four (4) directors to the Board. In connection with the Financing, such holders of Series B Stock waived these rights to appoint directors.

      During the period that the special director election rights are in effect under the Stockholders Agreement, the New Investor Designees and the Participating Investor Designees shall nominate a candidate for election to fill the one remaining directorship on the Board. Such person will be nominated for election by the stockholders of the Company entitled to vote (any director so elected shall be referred to as an "Independent Director"). The Investors have agreed in the Stockholders Agreement to vote all their shares of voting stock for the election of the Independent Director candidates nominated by the Board.

      In the event that either (i) the New Investors no longer beneficially own, in the aggregate, at least the minimum number of the New Investor Shares described above, or (ii) the Participating Investors no longer beneficially own, in the aggregate, at least the minimum number of the Participating Investor Shares as described above, then a second Independent Director shall be elected, and the holders of the Series B-2 Preferred Stock, voting as a separate class, shall have the right to elect one (1) director of the Company (the "Series B-2 Designee"), provided, however, that (x) if (ii) above is applicable, then for so long as Bottazzi is serving as an officer of the Company, he shall be the Series B-2 Designee and (y) if (i) above is applicable, then for so long as Bienvenu is serving as an officer of the Company he shall be the Series B-2 Designee; provided, further, that in the event that Bienvenu or Bottazzi as applicable is not then serving as an officer of the Company, the Series B-2 holders shall not have the right to elect one (1) director, and, in place of thereof, a third Independent Director shall be elected.

      For so long as the special director election rights are in effect, the Investors and other Stockholders have agreed to vote all their shares of Warp capital stock for the election and reelection as a director of the Company of the New Investor Designees, Bienvenu, the Participating Investor Designees, Bottazzi, the Series B-2 Designee and the Independent Directors as provided in the Stockholders Agreement.

      After such time as both the New Investors and the Participating Investors no longer continue to hold the minimum number of shares described above, then the special director election rights shall terminate and all directors shall be elected by the Company's stockholders as provided in its Certificate of Incorporation and Bylaws.

Registration Rights.

      As set forth in the Stockholders Agreement, upon receipt of a written request for registration delivered by the Investors holding a majority of the outstanding shares of Series B-2 Preferred Stock, the Company, within thirty
(30) days after the date designated by the
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Investors in such written request (provided that such date is no fewer than ninety (90) days after the final Closing under the Purchase Agreement), shall file a registration statement on Form SB-2 or an equally suitable registration statement for the purpose of registering all of the shares of Common Stock issuable upon conversion of the shares of Series B-2 Stock (together with any other shares of Common Stock of the Company issued as or issuable as a dividend or other distribution with respect to such shares, "Conversion Shares"). The Company agrees to use its best efforts to cause such registration statement to be declared effective by the Commission as soon as possible thereafter. If the Registration Statement has not been declared effective by the Commission before the date that is ninety (90) days after the date that the Registration Statement was required to be filed, the Company will issue to each of the Investors a warrant to purchase shares of Common Stock in an amount equal to 2% of the number of Conversion Shares then held by such Investor, and will issue additional 2% warrants every thirtieth day thereafter, if the Registration Statement has not been declared effective before such dates. The total number of shares issuable pursuant to the monthly penalty warrants issued to an Investor shall not exceed 12% of such Investor's Conversion Shares. The per share exercise price for the shares of Common Stock underlying the Monthly Penalty Warrants shall be $0.05 per share.

Management and Board Changes.

      As part of the Financing, Warp hired certain persons as officers. As of the initial closing, Bienvenu has become Chief Executive Officer of Warp, as well as becoming a director of the Company and Chairman of the Board. In addition, Mysogland became Executive Vice President and Chief Legal Officer of Warp. Also, Susan Florentino ("Florentino"), a consultant to ISIS, became Vice President of Finance for Warp.

      Further, as of such date, Bottazzi resigned as Chief Executive Officer, but continues to serve as President of the Company and a director. In addition to his role as President, Bottazzi will serve the Company as its Principal Financial Officer. Michael D. Liss ("Liss"), continues to serve the Company as Chief Operating Officer.

      In connection with the Financing, as of August 4, 2004, Malcolm D. Coster ("Coster"), resigned as Chairman of the Board, and as a director. Coster also resigned as the Company's Principal Financial Officer. Coster has agreed to consult with the Company on certain matters through October 31, 2004.

      In connection with the Financing, as of August 4, 2004, Greg Parker ("Parker") resigned as a director of the Company.

      Neither the resignation of Coster nor the resignation of Parker as directors was due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

      ISIS and Warp entered into a Consulting Agreement, dated as of August 4, 2004, pursuant to which Warp will pay ISIS for services requested of ISIS from time to time, including, without limitation, research services, at ISIS's regular rates or at the cost incurred by
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ISIS to provide such services, and will reimburse ISIS for any costs incurred by
ISIS on behalf of Warp.

Options to Acquire Common Stock.

      In connection with the Financing and the employment relationships entered into by the Company and certain members of management, the Company granted options to acquire shares of its Common Stock. The Company also amended its 2002 Employee Stock Plan to increase the total number of shares authorized for issuance under the plan to a total of 77,661,098 shares of Common Stock, and to reserve such shares for issuance under the plan.

      The options granted by the Company were granted to Bienvenu, Mysogland, Bottazzi and Liss. In addition, ISIS was granted certain non-qualified options to acquire shares of Common Stock.

      The total number of shares subject to these options is 66,971,236. All such options have an exercise price of $0.0675 per share. The exercise of such options is subject to the achievement of the following vesting and milestone terms (subject in each case to the terms of the optionee's stock option agreement):

      (i) 40% of the total shares underlying each Option shall vest upon the date that the closing sale price of the Company's Common Stock has been at least $0.18 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days;

      (ii) an additional 16% of the total shares underlying each Option shall vest upon the date that the closing sale price of the Company's Common Stock has been at least $0.25 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days;

      (iii) an additional 20% of the total shares underlying each Option shall vest upon the date that the closing sale price of the Company's Common Stock has been at least $0.40 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days; and

      (iv) an additional 24% of the total shares underlying each Option shall vest upon the date that the closing sale price of the Company's Common Stock has been at least $0.50 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days.

Any of the above-described options not previously exercisable shall be vested and exercisable on the fifth anniversary of the initial closing of the Financing.

Capitalization.

      As of the initial closing of the Financing, the Company will have a total authorized capitalization consisting of (i) 500,000,000 shares of Common Stock, $0.00001 par value, and (ii) 50,000,000 shares of Preferred Stock, $0.00001 par value, of which 18,234 shares will be designated as Series B Preferred Stock and of which 4,000 shares will be designated as Series B-2 Preferred Stock.

      As of the initial closing of the Financing, 97,919,948 shares of Common Stock were issued and outstanding, and 2,915.1 shares of the Series B Stock were issued and outstanding. Taking into consideration the effect of the Financing on the Series B Stock conversion price, the 2,915.1 shares of Series B Stock outstanding are convertible into 58,302,000 shares of Common Stock. An additional 3,466,800 shares of Common Stock are reserved for issuance as payment of dividends accrued as of July 20, 2004 on the outstanding shares of Series B Preferred Stock.

      There are 77,661,098 shares of Common Stock that are reserved for issuance upon exercise of outstanding stock options (taking into account the options issued in connection with the Financing as described above), and 17,079,781 shares of Common Stock that are reserved for issuance upon exercise of outstanding warrants.

      There are currently 500 shares of Series B-2 Preferred Stock outstanding, together with Warrants to acquire an additional 500 shares of Series B-2 Preferred Stock. In the final closing under the Purchase Agreement, there will be a total of 1,100 shares of Series B-2 Preferred Stock issued, together with Warrants to acquire an additional 1,100 shares of Series B-2 Preferred Stock. Accordingly, upon the final closing under the Purchase Agreement, there will be a total of 1,600 shares of Series B-2 Preferred Stock outstanding, and Warrants to acquire an additional 1,600 shares of Series B-2 Preferred Stock. The Company has reserved for issuance 1,600 shares of Series B-2 Preferred Stock upon exercise of the Warrants. Further, there are 32,000,000 shares of Common Stock reserved for issuance upon conversion of the shares of Series B-2 Preferred Stock which were issued in the first closing under the Purchase Agreement, which the Company has agreed to issue in the final closing under the Purchase Agreement, or which may be issued pursuant to exercise of the Warrants (including the Warrants issued in the first closing and the Warrants to be issued in the final closing under the Purchase Agreement).

Attached Documents.

      A copy of the form of the Warrant is attached hereto as Exhibit 4.01, a copy of the Purchase Agreement is attached hereto as Exhibit 10.01, a copy of the Certificate of Designations is attached hereto as Exhibit 10.02, and a copy of the Stockholders Agreement is attached as Exhibit 10.03. Each of the foregoing exhibits is incorporated herein by reference. The description of each of the foregoing documents contained in this Current Report on Form 8-K is qualified in its entirety by reference to such documents.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit
Number              Exhibit
------              -------

4.01           Form of Warrant to Purchase Shares of Series B-2 Preferred Stock.

10.01 Series B-2 Preferred Stock Purchase Agreement entered into as of August 4, 2004 between and among the Company and the Persons listed on Schedule 1.01 thereto.

10.02 Certificate of Designations, Preferences, and Rights of Series B-2 Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 4, 2004.

10.03 Stockholders Agreement, dated as of August 4, 2004, between and among Warp, the holders of the Series B-2 Preferred Stock and such other Stockholders as named therein.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         WARP TECHNOLOGY HOLDINGS, INC.

Dated: August 19, 2004

                                    By: /s/ Ernest C. Mysogland
                                    ------------------------------
                                    Name: Ernest C. Mysogland
                                    Title: Executive Vice President,
                                           Chief Legal Officer and Secretary
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                                INDEX TO EXHIBITS

Exhibit
Number              Exhibit
------              -------

4.01           Form of Warrant to Purchase Shares of Series B-2 Preferred Stock.

10.01 Series B-2 Preferred Stock Purchase Agreement entered into as of August 4, 2004 between and among the Company and the Persons listed on Schedule 1.01 thereto.

10.02 Certificate of Designations, Preferences, and Rights of Series B-2 Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 4, 2004.

10.03 Stockholders Agreement, dated as of August 4, 2004, between and among Warp, the holders of the Series B-2 Preferred Stock and such other Stockholders as named therein.